Note 9 - Retirement Plans - Net Periodic Benefit Cost (Details) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2018	Mar. 31, 2017	Mar. 31, 2016
Service cost	$ 8,457	$ 8,375	$ 10,502
Interest cost	8,125	7,633	8,902
Expected return on plan assets	(15,050)	(12,696)	(11,685)
Amortization of net loss	106	2,858	3,854
Prior service cost	119	109	109
Net periodic benefit cost	$ 1,757	$ 6,279	$ 11,682